                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 16, 2001

                         ------------------------------

                          RELIANT ENERGY, INCORPORATED
             (Exact name of registrant as specified in its charter)

            TEXAS                     1-3187                    74-0694415
(State or other jurisdiction      (Commission File             (IRS Employer
      of incorporation)                Number)               Identification No.)


                    1111 LOUISIANA
                    HOUSTON, TEXAS                            77002
       (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

                         ------------------------------

                         RELIANT ENERGY RESOURCES CORP.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    1-13265                   76-0511406
(State or other jurisdiction      (Commission File             (IRS Employer
      of incorporation)                Number)               Identification No.)

                    1111 LOUISIANA
                    HOUSTON, TEXAS                            77002
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (713) 207-3000

                         ------------------------------

         This combined current report on Form 8-K is separately filed by Reliant Energy, Incorporated (Reliant Energy) and Reliant Energy Resources Corp. (RERC). The information contained herein under "Natural Gas Distribution" and "Pipelines and Gathering" relates to RERC and is filed by Reliant Energy and separately by RERC on its own behalf. RERC makes no representation as to information relating to Reliant Energy (except as it may relate to RERC) and its subsidiaries, or any other affiliate of Reliant Energy. References herein to the businesses and operations of Reliant Energy include the businesses and operations of Reliant Energy's subsidiaries, including RERC.

ITEM 9.       REGULATION FD DISCLOSURE.

RELIANT ENERGY'S EARNINGS

         Reliant Energy's adjusted earnings for the first quarter of 2001 were $274 million, or $0.94 per diluted share, compared to adjusted earnings of $134 million, or $0.47 per share, for the same period of 2000. The increase was primarily due to the strong performance from the company's wholesale energy segment and improved results from its natural gas distribution and pipelines and gathering segments.

         The reported income for the first quarter of 2001 was $262 million, or $0.90 per diluted share, which includes:

         o A loss of $7 million on the disposal of discontinued operations in Latin America,

         o A non-cash gain of $62 million from the cumulative effect of an accounting change (implementation of SFAS No. 133), and

         o A $65 million after-tax, non-cash charge relating to the redesign of the company's benefits for employees of the company's unregulated businesses in anticipation of the spin-off of its unregulated businesses.

         Reported income for the first quarter of 2000 was $133 million, or $.47 per share, which included a $1 million loss from discontinued operations in Latin America.





























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

=========================================================================================
                               2001 RESULTS*
                (MILLIONS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
-----------------------------------------------------------------------------------------
                                                                 Quarter Ended
                                                                    March 31,
-----------------------------------------------------------------------------------------
  EARNINGS                                                      2001             2000
-----------------------------------------------------------------------------------------
  Net Income, As Reported                                     $    262         $    133
-----------------------------------------------------------------------------------------
  Loss from discontinued operations                                 --                1
-----------------------------------------------------------------------------------------
  Loss on disposal of discontinued operations                        7               --
-----------------------------------------------------------------------------------------
  Cumulative effect of accounting change (SFAS No. 133)            (62)              --
-----------------------------------------------------------------------------------------
  Curtailment and related enhancement of benefits                   65               --
-----------------------------------------------------------------------------------------
  Adjusted Earnings                                           $    274         $    134
-----------------------------------------------------------------------------------------
  DILUTED EARNINGS PER SHARE
-----------------------------------------------------------------------------------------
  Diluted Earnings Per Share, As Reported                     $    .90         $    .47
-----------------------------------------------------------------------------------------
  Loss from discontinued operations                                 --               --
-----------------------------------------------------------------------------------------
  Loss on disposal of discontinued operations                      .03               --
-----------------------------------------------------------------------------------------
  Cumulative effect of accounting change (SFAS No. 133)           (.21)              --
-----------------------------------------------------------------------------------------
  Curtailment and related enhancement of benefits                  .22               --
-----------------------------------------------------------------------------------------
  Diluted Earnings Per Share, Adjusted                        $    .94         $    .47
-----------------------------------------------------------------------------------------
  Weighted Average Diluted Shares (in thousands)**             290,173          284,251
=========================================================================================

  * Immaterial rounding differences exist in this summarized schedule.

 ** On March 31, 2001, Reliant Energy had 288,969,715 shares of common stock outstanding for financial reporting purposes.

OPERATING INCOME (LOSS) BY SEGMENT
----------------------------------

                                             Three Months Ended
                                                  March 31,
                                         ----------------------------
                                             2001            2000
                                         -------------    -----------
Electric Operations                        $     186       $    202
Wholesale Energy                                 216            (22)
Natural Gas Distribution                         135            105
Pipelines and Gathering                           39             32
European Energy                                   18             33
Other Operations                                (134)            (9)
                                         -------------    -----------
Total Operating Income                     $     460       $    341
                                         =============    ===========

ELECTRIC OPERATIONS
-------------------

         Reliant Energy HL&P's operating income for the first quarter of 2001 was $186 million compared to $202 million for the same 2000 period. This decrease resulted primarily from increased operating expenses (largely relating to benefits and information technology) and taxes, partially offset by continued strong revenue growth and lower depreciation and amortization expenses. Reliant Energy HL&P amortized $37 million of the impairment of its electric plant for the first quarter of 2001, compared to $52 million for the same period of 2000. The impact of weather was unfavorable compared to normal ($5 million) for the first quarter of 2001.


                                     Three Months Ended
           GWh Sales                      March 31,
           ---------            ---------------------------        Percent
                                     2001            2000          Change
                                  ---------       ---------        -------
Residential                          3,951           3,446           15%
Commercial                           3,969           3,737            6%
Industrial - Firm                    6,804           7,009           (3)%
Industrial - Interruptible            634            1,313          (52)%
Other (1)                             296             721           (59)%
                                  ---------       ---------
   Total                            15,654          16,226           (4)%
                                  =========       =========


(1) Includes municipals, public utilities, off-system and ancillary services sales.

WHOLESALE ENERGY
----------------

                                                    Three Months Ended
                                                          March 31,
                                                   ---------------------    Percent
                                                     2001          2000      Change
                                                    ------        ------    ---------
Wholesale Power Sales (MMWh)                           76           28       171%

Natural Gas Sales Volumes (Bcf)                       767          549        40%

         The Wholesale Energy segment produced first quarter operating income of $216 million compared to an operating loss of $22 million for the first quarter of 2000. Gross margins for the wholesale group increased by $343 million from the same quarter of last year. Increased revenues from energy and ancillary services, the addition of nearly 4,300 MW of power generation in the Mid-Atlantic region and strong commercial and operational performance in other regions contributed to the significant improvement in first-quarter results. These results were partially offset by higher general and administrative expenses to support expanded generation and commercial activities. In addition, the company incurred higher expenses associated with air emissions in the West region of $21 million and recognized a $38 million provision taken against receivable balances related to energy sales in the West region. The wholesale group also reported an increase in equity income, which is included in other income for the first quarter of 2001 of $12 million, largely due to additional earnings from operations in the West region.


NATURAL GAS DISTRIBUTION
------------------------

                                            Operations Data in Bcf
                                       -------------------------------------
                                          Three Months Ended
                                               March 31,
                                       -------------------------    Percent
                                            2001         2000       Change
                                          --------     --------    ---------
Residential & Commercial Sales              153.0        120.9        27%
Industrial Sales                             11.1         13.2       (16)%
Transportation                               14.5         15.2        (5)%
Unregulated Retail Sales                    132.0        140.0        (6)%
                                          --------     --------
  Total Throughput                          310.6        289.3          7%
                                          ========     ========

                                          Three Months Ended
                                               March 31,
                                       -------------------------    Percent
                                            2001         2000       Change
                                          --------     --------    ---------
Heating Degree Days
Actual                                     6,676        5,145         30%
Normal                                     6,315        6,353         (1)%
Percent Change to Normal                       6%         (19)%

         The Natural Gas Distribution segment reported operating income of $135 million for the first quarter of 2001, compared to operating income of $105 million for the first quarter of 2000. The increase resulted primarily from improved margins due to cooler weather of $35 million, partially offset by increased operating expenses.

PIPELINES AND GATHERING
-----------------------

                         Operations Data (million MMBtu)

                                          Three Months Ended
                                               March 31,
                                       -------------------------    Percent
                                            2001         2000       Change
                                          --------     --------    ---------
Sales                                         6.0          3.8        58%
Transportation                              246.4        261.4        (6)%
Gathering                                    69.9         70.5        (1)%
Elimination                                  (1.3)        (3.4)      (62)%
                                          --------     --------
     Total Throughput                       321.0        332.3        (3)%
                                          ========     ========

         Operating income from the Pipelines and Gathering segment was $39 million for the first quarter of 2001 compared to operating income of $32 million in the first quarter of 2000. The increase was primarily due to improved margins from both the pipelines and gas gathering businesses.


EUROPEAN ENERGY
---------------

                  The European Energy segment reported operating income of $18 million for the first quarter of 2001 compared to $33 million for the same period of 2000. The decline was primarily due to a decrease in gross margins resulting from competition in the Dutch wholesale market, which began January 1, 2001. Margins from ancillary services sales and the increase in margins from district heating partially offset the decline.

OTHER OPERATIONS
----------------

         The Other Operations segment, which includes Reliant Energy's unregulated retail electric operations, communications business, eBusiness group and corporate costs, reported an adjusted operating loss of $33 million for the first quarter of 2001, compared to an operating loss of $9 million for the same period last year. The decline was primarily a result of increased costs related to the company's communications operations and the timing of certain legal expenses.

         In anticipation of the spin-off of its unregulated businesses, the company incurred a $101 million pre-tax, non-cash charge in the first quarter of 2001 related to the redesign of its benefits plans. Including this charge, the reported operating loss for this segment was $134 million.



OUTLOOK
-------

         Management is comfortable that Reliant Energy should outperform its previously announced 10% to 12% EPS growth target for 2001.


For additional information, please contact:

         Dennis Barber
         Director of Investor Relations
         (713) 207-3042


This current report includes forward-looking statements, estimates and projections. Actual events and results may differ materially from those projected. Factors that could affect actual results include future regulatory and legislative decisions, weather, risks associated with international operations, the success in integrating acquired operations, changes in Reliant Energy's business plans and other factors discussed in the company's other filings with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following exhibit is filed herewith:

         99.1     Press Release issued April 16, 2001

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            RELIANT ENERGY, INCORPORATED




Date: April 16, 2001                        By:  /s/ MARY P. RICCIARDELLO
                                                     Mary P. Ricciardello
                                                     Senior Vice President and
                                                     Chief Accounting Officer

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            RELIANT ENERGY RESOURCES CORP.




Date: April 16, 2001                        By: /s/ MARY P. RICCIARDELLO
                                                    Mary P. Ricciardello
                                                    Senior Vice President

















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

                                  EXHIBIT INDEX



             Exhibit
             Number              Exhibit Description
             ------              -------------------
              99.1         Press Release issued April 16, 2001
